Exhibit 10.21

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT (this “Amendment”), dated as of January 7, 2005, among JACKSON HEWITT INC., a Virginia corporation (the “Borrower”), the lenders party to the Credit Agreement referred to below (the “Lenders” and JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Parent, the Borrower, the Lenders and the Administrative Agent are party to a Credit Agreement, dated as of June 25, 2004 (the “Credit Agreement”); and

WHEREAS, the Borrower and the undersigned Lenders wish to provide the amendment provided for herein;

NOW, THEREFORE, it is agreed:

1.            Section 6.08 of the Credit Agreement is hereby amended by (A) deleting the “and” at the end of clause (f) thereof and inserting “,” in lieu thereof and (B) inserting the following at the end of clause (g) thereof “and (h) the Parent may repurchase Equity Interests in the Parent in an aggregate amount during any fiscal year not to exceed the greater of (i) 500,000 Equity Interests and (ii) the number of Equity Interests in the Parent issued upon the exercise of stock options during such fiscal year.”

2.            The Borrower hereby represents and warrants that (A) no Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date (as defined below) after giving effect to this Amendment and (B) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects (except to the extent such representations and warranties are otherwise qualified by materiality in which case they shall be true and correct in all respects).

3.            This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Required Lenders, the Borrower, the Parent and the Subsidiary Guarantors shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent.

4.            This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

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5.            This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

6.           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

JACKSON HEWITT INC.

By	/s/ Mark Heimbouch
Name:	Mark Heimbouch
Title:	Chief Financial Officer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK

By	/s/ Barbara R. Marks
Name:	Barbara R. Marks
Title:	Vice President

[Signature Page to First Amendment]

BANK OF AMERICA, N.A.

By	/s/ Elizabeth Kurilecz
Name:	Elizabeth Kurilecz
Title:	Senior Vice President

[Signature Page to First Amendment]

CITIBANK F.S.B.

By	/s/ Robert Matthews
Name:	Robert Matthews
Title:	Managing Director

[Signature Page to First Amendment]

CREDIT SUISSE FIRST BOSTON,
acting through its Cayman Islands Branch

By:	/s/ Bill O’Daly
Name:	BILL O’DALY
Title:	DIRECTOR

By:	/s/ Cassandra Droogan
Name:	CASSANDRA DROOGAN
Title:	ASSOCIATE

[Signature Page to First Amendment]

HSBC BANK USA

By	/s/ Joseph Travaglione
Name:	JOSEPH TRAVAGLIONE
Title:	VP

[Signature Page to First Amendment]

MANUFACTURERS AND TRADERS TRUST COMPANY

By	/s/ Laurel LB Magruder
Name:	Laurel LB Magruder
Title:	Vice President

[Signature Page to First Amendment]

MERRILL LYNCH CAPITAL CORPORATION

By	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

[Signature Page to First Amendment]

THE BANK OF NEW YORK

By	/s/ Stephen G. Necel
Name:	Stephen G. Necel
Title:	Vice President

[Signature Page to First Amendment]

WACHOVIA BANK, NATIONAL ASSOCIATION

By	/s/ Eugene S. Smith
Name:	EUGENE S. SMITH
Title:	VICE PRESIDENT

[Signature Page to First Amendment]

For purposes of the Credit Documents to which the Parent and the Subsidiary Guarantors are party, by their respective signatures below, each of the Parent and each Subsidiary Guarantor hereby consents and agrees to the entering into of this Amendment and acknowledges and affirms that the each of the Parent Guaranty and the Subsidiary Guaranty (each as amended, modified or supplemented prior to the date hereof) remains in full force and effect in accordance with its terms on the date hereof and after giving effect to this Amendment:

JACKSON HEWITT TAX SERVICE INC.

By	/s/ Mark Heimbouch
Name:	Mark Heimbouch
Title:	Chief Financial Officer

HEWFANT INC.

By	/s/ Mark Heimbouch
Name:	Mark Heimbouch
Title:	Chief Financial Officer

TAX SERVICES OF AMERICA, INC.

By	/s/ Mark Heimbouch
Name:	Mark Heimbouch
Title:	Chief Financial Officer

[Signature Page to First Amendment]